Exhibit 99.1
FOR IMMEDIATE RELEASE
Symbotic Reports First Quarter Fiscal Year 2025 Results

Wilmington, Massachusetts (February 5, 2025) -- Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, announced financial results for its first fiscal quarter of 2025, ended December 28, 2024. Symbotic posted revenue of $487 million, a net loss of $19 million and adjusted EBITDA1 of $18 million for the first quarter of fiscal 2025. In the first quarter of fiscal 2024, Symbotic had revenue of $360 million, a net loss of $19 million and adjusted EBITDA1 of $8 million. Cash and cash equivalents increased by $176 million from the prior quarter to $903 million at the end of the first quarter of fiscal year 2025.
“In the first quarter, we continued to deliver high growth while enhancing our technology position,” said Rick Cohen, Chairman and Chief Executive Officer of Symbotic. “With our recent acquisition of Walmart’s Advanced Systems and Robotics business now completed, we look forward to enhancing an already strong position to drive exceptional results for our stakeholders.”
“First quarter revenue grew over 35% year-over-year driven by solid progress across our 44 systems in the process of deployment,” said Symbotic Chief Financial Officer, Carol Hibbard. “Looking forward to the fiscal second quarter of 2025, we expect another quarter of at least 30% year-over-year revenue growth with expanding margins.”
OUTLOOK
For the second quarter of fiscal 2025, Symbotic expects revenue of $510 million to $530 million, and adjusted EBITDA2 of $26 million to $30 million.
WEBCAST INFORMATION
Symbotic will host a webcast today at 5:00 pm ET to discuss its first quarter of fiscal year 2025 results. The webcast link is: https://edge.media-server.com/mmc/go/Symbotic-Q1-2025.
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1 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP financial measure as defined below under “Use of Non-GAAP Financial Information.” See the tables below for reconciliations to net loss, the most comparable GAAP measure.
2 Symbotic is not providing guidance for net loss, which is the most comparable GAAP financial measure to adjusted EBITDA, because information reconciling forward-looking adjusted EBITDA to net loss is unavailable to it without unreasonable effort. Symbotic is not able to provide reconciliations of adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Symbotic’s control and/or cannot be reasonably predicted, such as the provision for stock-based compensation.

ABOUT SYMBOTIC
Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-generation technology, high-density storage and machine learning to solve today's complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce, Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.
USE OF NON-GAAP FINANCIAL INFORMATION
Symbotic reports its financial results in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). This press release contains financial measures that are not recognized under U.S. GAAP (“non-GAAP financial measures”), including adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, and free cash flow. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this press release are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate its business.
Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net income or loss excluding the following items: interest income; income taxes; depreciation and amortization; stock-based compensation; business combination transaction expenses; joint venture formation fees; internal control remediation; equity method investment; and other non-recurring items that may arise from time to time. Symbotic defines adjusted gross profit, a non-GAAP financial measure, as GAAP gross profit excluding the following items: depreciation and stock-based compensation. Symbotic defines adjusted gross profit margin, a non-GAAP financial measure, as adjusted gross profit divided by revenue. Symbotic defines free cash flow, a non-GAAP financial measure, as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, and free cash flow non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.
Forward-looking statements include, but are not limited to, statements about the ability of or expectations regarding Symbotic to:

•meet the technical requirements of existing or future supply agreements with its customers, including with respect to existing backlog;
•expand its target customer base and maintain its existing customer base;
•realize the benefits expected from the acquisition of Walmart’s Advanced Systems and Robotics business, the GreenBox joint venture, the Commercial Agreement with GreenBox, Symbotic’s acquisitions of developed technology intangible assets, and the commercial agreement with Walmart de México y Centroamérica;
•realize its outlook, including its system gross margin;
•anticipate industry trends;
•maintain and enhance its system;
•maintain the listing of the Symbotic Class A Common Stock on Nasdaq;
•execute its growth strategy;
•develop, design and sell systems that are differentiated from those of competitors;
•execute its research and development strategy;
•acquire, maintain, protect and enforce intellectual property;
•attract, train and retain effective officers, key employees or directors;
•comply with laws and regulations applicable to its business;
•stay abreast of modified or new laws and regulations applying to its business;
•successfully defend litigation;
•issue equity securities in connection with future transactions;
•meet future liquidity requirements and, if applicable, comply with restrictive covenants related to long-term indebtedness;
•timely and effectively remediate any material weaknesses in its internal control over financial reporting;
•anticipate rapid technological changes; and
•effectively respond to general economic and business conditions.
Forward-looking statements also include, but are not limited to, statements with respect to:
•the future performance of Symbotic’s business and operations;
•expectations regarding revenues, expenses, adjusted EBITDA and anticipated cash needs;
•expectations regarding cash flow, liquidity and sources of funding;
•expectations regarding capital expenditures;
•the anticipated benefits of Symbotic’s leadership structure;
•the effects of pending and future legislation;
•business disruption;
•disruption to the business due to Symbotic’s dependency on certain customers;
•increasing competition in the warehouse automation industry;
•any delays in the design, production or launch of Symbotic’s systems and products;
•the failure to meet customers’ requirements under existing or future contracts or customer’s expectations as to price or pricing structure;
•any defects in new products or enhancements to existing products;

•the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of Symbotic’s new products and services and any changes in its product mix that shift too far into lower gross margin products; and
•any consequences associated with joint ventures and legislative and regulatory actions and reforms.
Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s Annual Report on Form 10-K for the fiscal year ended September 28, 2024, filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 4, 2024. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in Symbotic’s Annual Report on Form 10-K for the fiscal year ended September 28, 2024 filed with the SEC on December 4, 2024 and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the acquisition of Walmart’s Advanced Systems and Robotics business and risks related to the acquisition.
Any financial projections in this press release or discussed in the webcast are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or considers the projections to be a reliable prediction of future events.
Annualized, projected and estimated numbers are not forecasts and may not reflect actual results.
This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

INVESTOR RELATIONS CONTACT
Charlie Anderson
Vice President, Investor Relations & Corporate Development
ir@symbotic.com
MEDIA INQUIRIES
mediainquiry@symbotic.com

Symbotic Inc. and Subsidiaries
Consolidated Statements of Operations

	Three Months Ended
(in thousands, except share and per share information)	December 28, 2024	September 28, 2024	December 30, 2023
Revenue:
Systems	$464,059	$536,447	$347,705
Software maintenance and support	5,525	5,893	2,169
Operation services	17,109	22,226	10,069
Total revenue	486,693	564,566	359,943
Cost of revenue:
Systems	381,819	442,009	283,946
Software maintenance and support	1,884	2,748	1,726
Operation services	22,951	23,392	10,214
Total cost of revenue	406,654	468,149	295,886
Gross profit	80,039	96,417	64,057
Operating expenses:
Research and development expenses	43,592	40,130	42,144
Selling, general, and administrative expenses	61,076	45,399	47,012
Total operating expenses	104,668	85,529	89,156
Operating income (loss)	(24,629)	10,888	(25,099)
Other income, net	7,823	9,416	6,199
Income (loss) before income tax	(16,806)	20,304	(18,900)
Income tax expense	(150)	(4,110)	(172)
Loss from equity method investment	(1,564)	(240)	—
Net income (loss)	(18,520)	15,954	(19,072)
Net income (loss) attributable to noncontrolling interests	(15,044)	13,118	(16,236)
Net income (loss) attributable to common stockholders	$(3,476)	$2,836	$(2,836)

Income (loss) per share of Class A Common Stock:
Basic and Diluted(1)	$(0.03)	$0.03	$(0.03)
Weighted-average shares of Class A Common Stock outstanding:
Basic	106,098,566	104,146,479	83,320,943
Diluted (2)	n/a	108,646,977	n/a
(1) For the three months ended September 28, 2024, basic and diluted EPS were calculated as the same value and as such presented on the same line.
(2) Periods in which the Company was in a net loss position, diluted weighted-average shares of Class A Common Stock outstanding is the same as basic and as such indicated with “n/a”.

Symbotic Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
The following table reconciles GAAP net income (loss) to Adjusted EBITDA:

	Three Months Ended
(in thousands)	December 28, 2024	September 28, 2024	December 30, 2023
Net income (loss)	$(18,520)	$15,954	$(19,072)
Interest income	(7,769)	(9,353)	(6,149)
Income tax expense	150	4,110	172
Depreciation and amortization	6,860	5,780	2,565
Stock-based compensation	28,741	26,100	29,462
Business Combination transaction expenses	3,802	324	—
Joint venture formation fees	—	—	1,089
Internal controls remediation	3,076	—	—
Restructuring charges	—	(775)	—
Equity method investment	1,564	240	—
Adjusted EBITDA	$17,904	$42,380	$8,067
The following table reconciles GAAP gross profit to Adjusted gross profit:

	Three Months Ended
(in thousands)	December 28, 2024	September 28, 2024	December 30, 2023
Gross profit	$80,039	$96,417	$64,057
Depreciation	2,469	2,208	93
Stock-based compensation	3,709	3,260	3,431
Restructuring charges	—	(775)	—
Adjusted gross profit	$86,217	$101,110	$67,581

Gross profit margin	16.4%	17.1%	17.8%
Adjusted gross profit margin	17.7%	17.9%	18.8%
The following table reconciles GAAP net cash provided by (used in) operating activities to free cash flow:

	Three Months Ended
(in thousands)	December 28, 2024	September 28, 2024	December 30, 2023

Net cash provided by (used in) operating activities	$205,027	$(99,383)	$(30,150)
Purchases of property and equipment	(7,357)	(20,730)	(2,173)
Capitalization of internal use software development costs	—	(637)	(820)
Free cash flow	$197,670	$(120,750)	$(33,143)

Symbotic Inc. and Subsidiaries
Supplemental Common Share Information
Total Common Shares issued and outstanding:

	December 28, 2024	September 28, 2024
Class A Common Shares issued and outstanding	106,521,915	104,689,377
Class V-1 Common Shares issued and outstanding	76,588,618	76,965,386
Class V-3 Common Shares issued and outstanding	404,309,196	404,309,196
	587,419,729	585,963,959

Symbotic Inc. and Subsidiaries
Consolidated Balance Sheets

(in thousands, except share data)	December 28, 2024	September 28, 2024
ASSETS
Current assets:
Cash and cash equivalents	$903,034	$727,310
Accounts receivable	134,391	201,548
Unbilled accounts receivable	223,349	218,233
Inventories	108,691	106,136
Deferred expenses	3,221	1,058
Prepaid expenses and other current assets	85,740	101,252
Total current assets	1,458,426	1,355,537
Property and equipment, net	105,079	97,109
Intangible assets, net	14,949	3,664
Equity method investment	85,946	81,289
Other assets	51,222	40,953
Total assets	$1,715,622	$1,578,552
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$206,324	$175,188
Accrued expenses and other current liabilities	203,353	165,644
Deferred revenue	787,174	676,314
Total current liabilities	1,196,851	1,017,146
Deferred revenue	76,712	129,233
Other liabilities	48,134	42,043
Total liabilities	1,321,697	1,188,422
Commitments and contingencies	—	—
Equity:
Class A Common Stock, 3,000,000,000 shares authorized, 106,521,915 and 104,689,377 shares issued and outstanding at December 28, 2024 and September 28, 2024, respectively	13	13
Class V-1 Common Stock, 1,000,000,000 shares authorized, 76,588,618 and 76,965,386 shares issued and outstanding at December 28, 2024 and September 28, 2024, respectively	7	7
Class V-3 Common Stock, 450,000,000 shares authorized, 404,309,196 shares issued and outstanding at December 28, 2024 and September 28, 2024	40	40
Additional paid-in capital	1,526,573	1,523,692
Accumulated deficit	(1,327,401)	(1,323,925)
Accumulated other comprehensive loss	(2,696)	(2,594)
Total stockholders' equity	196,536	197,233
Noncontrolling interest	197,389	192,897
Total equity	393,925	390,130
Total liabilities and equity	$1,715,622	$1,578,552

Symbotic Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Three Months Ended
(in thousands)	December 28, 2024	September 28, 2024	December 30, 2023
Cash flows from operating activities:
Net income (loss)	$(18,520)	$15,954	$(19,072)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	7,645	6,432	3,197
Foreign currency (gains) losses, net	(32)	—	22
Loss on disposal of assets	201	337	—
Provision for excess and obsolete inventory	688	(775)	70
Stock-based compensation	26,773	25,350	29,462
Changes in operating assets and liabilities:
Accounts receivable	67,376	(101,010)	(83,789)
Inventories	(10,425)	30,202	(1,567)
Prepaid expenses and other current assets	10,317	(114,889)	(32,653)
Deferred expenses	(2,164)	5,690	(7,152)
Other assets	(1,079)	(3,848)	(5,906)
Accounts payable	31,145	47,399	(7,261)
Accrued expenses and other current liabilities	45,540	(6,209)	15,716
Deferred revenue	58,336	6,309	69,966
Other liabilities	(10,774)	(10,325)	8,817
Net cash provided by (used in) operating activities	205,027	(99,383)	(30,150)
Cash flows from investing activities:
Purchases of property and equipment	(7,357)	(20,730)	(2,173)
Capitalization of internal use software development costs	—	(637)	(820)
Proceeds from maturities of marketable securities	—	—	150,000
Purchases of marketable securities	—	—	(48,317)
Acquisitions of strategic investments	(17,992)	(23,996)	—
Net cash provided by (used in) investing activities	(25,349)	(45,363)	98,690
Cash flows from financing activities:
Payment for taxes related to net share settlement of stock-based compensation awards	(3,012)	—	(56)
Net proceeds from issuance of common stock under employee stock purchase plan	—	2,308	—
Distributions to or on behalf of Symbotic Holdings LLC partners	(850)	(561)	—
Proceeds from exercise of warrants	—	—	158,702
Net cash provided by (used in) financing activities	(3,862)	1,747	158,646
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(84)	21	(2)
Net increase (decrease) in cash, cash equivalents, and restricted cash	175,732	(142,978)	227,184
Cash, cash equivalents, and restricted cash - beginning of period	730,354	873,332	260,918
Cash, cash equivalents, and restricted cash - end of period	$906,086	$730,354	$488,102

	Three Months Ended
(in thousands)	December 28, 2024	September 28, 2024	December 30, 2023
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$903,034	$727,310	$485,952
Restricted cash	3,052	3,044	2,150
Cash, cash equivalents, and restricted cash	$906,086	$730,354	$488,102